SWISSRAY INTERNATIONAL, INC.
                          PROXY FOR 1999 ANNUAL MEETING

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         KNOW  ALL  MEN  BY  THESE  PRESENTS  that  I  (we),   the   undersigned
Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my (our) true and lawful attorney(s) with full power of substitution, for me (us) and in my (our) name, place and stead to vote all the common stock of said company, standing in my (our) name on the books on the record date, May __, 2000, at the annual meeting of its stockholders to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on June __, 2000, at 3:00 p.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE (A) ELECTION OF THE NOMINEES LISTED, (B) RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, (C) APPROVAL OF THE PROPOSAL TO RATIFY THE ISSUANCE OF RESTRICTIVE SHARES OF COMPANY COMMON STOCK TO ITS PRESIDENT IN EXCHANGE FOR AND IN CONSIDERATION OF CANCELLATION OF CERTAIN BONUS PROVISIONS CONTAINED IN EMPLOYMENT AGREEMENT, (D) APPROVAL OF THE PROPOSAL TO RATIFY THE ISSUANCE OF RESTRICTIVE SHARES OF COMPANY COMMON STOCK TO CERTAIN OF ITS EMPLOYEES AS PARTIAL CONSIDERATION UNDER RECENTLY ENACTED EMPLOYMENT AGREEMENTS, (E) APPROVAL OF THE PROPOSAL TO ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN AND (F) APPROVAL OF PROPROSAL TO INCREASE AUTHORIZED SHARES.

[ ] Please mark your votes in this example.

1.        Election  of  Directors,  Election  of the  five  nominees,  Ruedi  G.
          Laupper, Josef Laupper, Dr. Erwin Zimmerli, Ueli Laupper and Dr. Sc. Dov Maor.

                        [ ] For All Nominees      [ ] Withhold From All Nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES. IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, DRAW A LINE THROUGH THAT PERSON'S NAME ABOVE.

2. Approval of the appointment of Feldman Sherb Horowitz & Co., P.C., as independent auditors of the Company for the fiscal year ending June 30, 2000.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

3. Approval of the proposal to ratify the issuance of restrictive shares of Company Common Stock to its President in exchange for and in consideration of cancellation of certain bonus provisions contained in employment agreement.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

4. Approval of the proposal to ratify the issuance of restrictive shares of Company Common Stock to certain of its employees as partial consideration under recently enacted employment agreements.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

5. Approval of the proposal to adopt the Company's 2000 Stock Option Plan.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

6. APPROVAL OF THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES TO 100,000,000 SHARES.

                           [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                           SIGNATURE(S) ________________________

                                                        ------------------------
                                           DATE ________________________________

NOTE: PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR HEREON.JOINT OWNERS SHOULD SIGN.
      WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                          SWISSRAY INTERNATIONAL, INC.
                         320 WEST 77TH STREET, SUITE 1A
                            NEW YORK, NEW YORK 10024

                                                                    MAY   , 2000

Dear Stockholder:

         You are  cordially  invited  to attend  the 1999  Annual  Meeting  (the
"Annual Meeting") of Stockholders of SWISSRAY International, Inc. (the "Company"), which will be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York on June __, 2000, commencing at 3:00 p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Annual Meeting, you will be asked to (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2000; (3) consider and act upon a proposal to ratify the issuance of restrictive shares of Company Common Stock to its President in exchange for and in consideration of cancellation of certain bonus provisions contained in employment agreement; (4) consider and act upon the proposal to ratify the issuance of restrictive shares of Company Common Stock to certain of its employees as partial consideration under recently enacted employment contracts; (5) consider and act upon a proposal to adopt the SWISSRAY International, Inc. 2000 Stock Option Plan; (6) consider and act upon the proposal to increase authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares and (7) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                Yours sincerely,

                                Ruedi G. Laupper
                                Chairman of the Board,
                                Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                          ---------------------------
                         320 WEST 77TH Street, Suite 1A
                            New York, New York 10024
                          ----------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE __, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York on June __, 2000, at 3:00 p.m. (local time) for the purpose of considering and voting upon the following matters:

         (1) To elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the Board of Directors' action of its appointment of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending June

                  30, 2000;

         (3) To consider and act upon a proposal to ratify the issuance of restrictive shares of Company Common Stock to its President in exchange for and in consideration of cancellation of certain provisions contained in employment agreement.

         (4) To consider and act upon a proposal to ratify the issuance of restrictive shares of Company Common Stock to certain of its employees as partial consideration under recently enacted employment agreements.

         (5)      To consider and act upon a  proposal  to  adopt  the  SWISSRAY

                  International, Inc. 2000 Stock Option Plan; and

         (6) To consider and act upon the proposal to increase authorized shares of Common Stock of the company from 50,000,000 shares to 100,000,000 shares.

         (7) To transact such other business as may properly come before the meeting and any adjournment thereof.

          The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999, Proxy Statement and form of proxy are enclosed.

          Only stockholders of record as of the close of business on May __, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

          You are cordially invited to be present at the Annual Meeting. It is important to you and the Company that your shares be voted at the Annual Meeting.

                                           By Order of the Board of Directors

                                           Ruedi G. Laupper
                                           Chairman of the Board,
                                           Chief Executive Officer and President

MAY   , 2000

                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE __, 2000

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Intercontinental located at 111 E. 48th Street, New York, New York on June __, 2000, at 3:00 p.m. (local time) and at any adjournment thereof. only stockholders of record as of the close of business on May __, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999 (the "Annual Report"), are being sent or given to the stockholders on or about May , 2000.

         At the Annual Meeting, the Stockholders of the Company will be asked to: (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2000; (3) consider and act upon a proposal to ratify the issuance of restrictive shares of Company Common Stock to its President in exchange for and in consideration of cancellation of certain bonus provisions contained in employment agreement; (4) consider and act upon the proposal to ratify the issuance of restrictive shares of Company Common Stock to certain of its employees as partial consideration under recently enacted employment agreements; (5) consider and act upon a proposal to adopt the SWISSRAY International, Inc. 2000 Stock Option plan (the "Stock Option Plan"); (6) consider and act upon the proposal to increase authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares and (7) transact such other business as may properly come before the meeting and any adjournments thereof.

         Principal executive offices of the Company are located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and at 320 West 77th Street, Suite 1A, New York, New York 10024. The Company's telephone number in Switzerland is 011-41-41-914-1200 and in the United States is 917-441-7841.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

SOLICITATION OF PROXIES

     If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect five directors to the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the appointment of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2000; (3) ratify the issuance of restrictive shares of Company Common Stock to its President in exchange for and in consideration of cancellation of certain bonus provisions contained in employment agreement; (4) ratify the issuance of restrictive shares of Company Common Stock to certain of its employees as partial consideration under recently enacted employment agreements; (5) adopt the SWISSRAY International, Inc. 2000 Stock Option Plan; (6) increase authorized shares of Common Stock of the Company from 50,000,000 shares TO 100,000,000 shares and (7) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

REVOCATION OF PROXIES

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to THE COMPANY AT 320 WEST 77TH Street, Suite 1A, New York, New York 10024, Attention:
Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on May __, 2000, there were __________ shares of the Common Stock outstanding.

     The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy. Cumulative voting for the nominees for directors is not permitted. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         Ratification of Proposals 2, 3 and 4 as well as stockholder approval of Proposals 5 and 6 each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

     Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no other effect on the vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May __, 2000 (except where otherwise noted) with respect to (a) each person known by the Registrant to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Registrant, (c) the Registrant's executive officers and (d) all officers and directors of the Registrant as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. As of the date indicated above Ruedi G. Laupper, President of the Registrant, has sole voting rights over approximately __% of all outstanding shares. See footnotes 7 and 10 below. The title of class of all securities indicated below is Common Stock with $.01 par value per share.

                                        No. Of Shares          Percentage of
                                        Beneficially           Shs. Beneficially
NAME AND ADDRESS OF BENEFICIAL OWNER      Owned (1)                Owned (1)
------------------------------------   --------------           ----------------
RUEDI G. LAUPPER (2)(10)                  _________                   _____%
C/O SWISSRAY INTERNATIONAL, INC.
TURBISTRASSE 25-27
CH 6280 HOCHDORF
SWITZERLAND

JOSEF LAUPPER (3)                         _________                   _____%
C/O SWISSRAY INTERNATIONAL, INC.
TURBISTRASSE 25-27
CH 6280 HOCHDORF
SWITZERLAND

ERWIN ZIMMERLI (4)                        _________                   _____%
C/O SWISSRAY INTERNATIONAL, INC.
TURBISTRASSE 25-27
CH 6280 HOCHDORF
SWITZERLAND

UELI LAUPPER (11)                         _________                   _____%
320 WEST 77TH STREET
NEW YORK, NEW YORK 10024

DOV MAOR (13)                             _________                     *
C/O SWISSRAY INTERNATIONAL, INC.
TURBISTRASSE 25-27
CH 6280 HOCHDORF
SWITZERLAND

MICHAEL LAUPPER (12)                      _________                     *
C/O SWISSRAY INTERNATIONAL, INC.
TURBISTRASSE 25-27
CH 6280 HOCHDORF
SWITZERLAND

DOMINION CAPITAL FUND, LTD.               _________ (5)               _____%
C/O THOMSON KERNAGHAN & CO. LTD.
365 BAY STREET
TORONTO, ONTARIO M5H 2V2
CANADA

SOVEREIGN PARTNERS LP                     _________ (6)               _____%
90 GROVE STREET - SUITE 01
RIDGEFIELD, NEW JERSEY   06877

LIVIAKIS FINANCIAL
COMMUNICATIONS, INC. (LFC)                3,526,000 (7)               _____%
495 MILLER AVENUE - 3RD FLOOR
MILL VALLEY, CALIFORNIA   94914

ROLCAN FINANCE LTD.                         800,000 (8)               _____%
SEESTRASSE 17
P.O. BOX 53
CH 8702 ZOLLIKON 2
SWITZERLAND

PARKDALE LLC (14)                         _________ (14)              _____%
C/O THOMSON KERNAGHAN & CO. LTD.
365 BAY STREET
TORONTO, ONTARIO M5H 2V2
CANADA

All directors and officers as
a group (six persons)                     _________ (9)               _____%

* Represents less than 1% of the_______ shares outstanding as of April __, 2000.

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.
(2) Includes (i) 37,500 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him;
         (ii) 460,324 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by him,
         (iii) 12,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him and (iv) an additional 156,250 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(3) Includes 175,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(4) Includes 168,750 shares which may be acquired upon exercise of balance of immediately exercisable options.

         As  of  May  __,  2000,  an  aggregate  principal  outstanding  balance
(exclusive of interest) for those Convertible Debentures referred to below amounts to $__________. none of these convertible debentures are owned by officers and/or directors of the Company.

(5) Includes _______ shares currently owned as well as up to _______ shares which normally could be issued (inclusive of ______ shares as may be issued for interest earned), at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures"). Dominion Capital Fund, Ltd. ("DCF") is managed and directed by David Sims, its sole director. Voting control of DCF's shares is exerxcised by Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims.
(6) Includes _______ shares currently owned as well as up to _______ shares which normally could be issued (inclusive of ______ shares as may be issued for interest earned), at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures"). The person or persons having voting control are Southridge Capital Management LLC, P.P., Steven Hicks (President) - Connecticut.

         The foregoing information contained in footnotes 5 and 6 above assumes conversion based on 18% - 20% discount from market (dependent upon debenture) based upon the last reported sales price on May __, 2000. This number of shares, if issued, would require disclosure of beneficial ownership of in excess of 5%. However, pursuant to terms of Convertible Debentures, the holders thereof may not beneficially own more than 4.99% of outstanding Company shares (other than as a result of mandatory conversion provisions). The 4.99% limitation is only contractual in nature. The 4.99% limitation does not apply and, accordingly, would not limit beneficial ownership in any manner in the event that (a) 50% or more of the Company is acquired, (b) the Company is merged into another company or (c) a change of control occurs.

(7) Pursuant to written Agreements, the Registrant's President, Ruedi G. Laupper, has sole voting rights with respect to these shares without any limitation thereon so long as same are owned by LFC. LFC in turn (and pursuant to agreement with the Company) may not sell any of such shares until March 28, 2001 and then only in accordance with and subject to such volume limitations as are imposed in accordance with the applicable provisions of Rule 144 under the Securities Act of 1933.
(8) Roland Kaufmann, Managing Director and a control person of this firm has voting control over these shares.
(9)      Includes _______ shares issuable upon option exercise.
(10) When taking into account the number of shares owned beneficially by Ruedi G. Laupper (_________) as well as those shares over which he exercises voting control (as indicated in footnote 7 above) Ruedi G. Laupper exercises voting control over approximately __% of all voting shares as of May __, 2000.
(11) Includes 193,750 shares which may be acquired upon exercise of balance oF immediately exercisable options issued in October 1999.
(12) Includes 100,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(13) Includes 31,250 shares which may be acquired upon exercise of immediately exercisable options issued in October 1999.
(14) Includes _________ shares currently owned as well as up to _______ shares which normally could be issued (inclusive of ______ shares as may be issued for interest earned), at any time, upon conversion of previously issued convertible debentures (the"Convertible Debentures"). Parkdale LLc ("Parkdale") is managed and directed by

         Navigator  Management  Ltd.,  its  sole director.  Voting   control  of
         Parkdale's  shares  is  exerxcised  by   Livingstone  Asset  Management
         Limited, a Bahamas Company controlled by David Sims.

         As indicated in footnotes 5 and 14 hereto, Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims has voting control over both Dominion Capital Fund, Ltd. and Parkdale LLC. Livingstone Asset Management Ltd.also has voting control over Dominion Investment Fund LLC. These persons or firms having voting control (i.e. Livingstone Asset Management Limited, controlled by David Sims) do not own any company shares of record but rather have been given the right to vote by Dominion Capital, Dominion Investment and Parkdale with respect to those shares owned by such entities. Accordingly, such persons and/or firms exercise, in the aggregate, the right to vote over _________ shares owned in the aggregate by Dominion Capital, Dominion Investment and Parkdale.

RESTRICTIVE SHARES ISSUED IN ACCORDANCE WITH CONSULTING AGREEMENT

Consulting Agreement with Liviakis Financial Communications, Inc.
------------------------------------------------------------------

         On  March  29,  1999 the  Company  entered  into a one year  consulting agreement with Liviakis Financial Communications, Inc. ("LFC") In accordance with the terms and conditions of the Consulting Agreement, the Consultant agreed to provide certain specified consulting services in a diligent and thorough manner in return for which and as full and complete compensation thereunder, the Company is required to compensate the Consultant through its issuance and delivery of 3,000,000 fully vested, and non-forfeitable shares of the company's restrictive common stock. As regards such shares of common stock, Consultant has agreed that throughout the period of time that it retains beneficial ownership of all or any portion of such shares that it shall (a) vote such shares in favor of Ruedi G. Laupper continuing to maintain his current position(s) with the Company and (b) give Ruedi G. Laupper and/or his designee the right to vote Consultant's shares at all Company shareholder meetings. Notwithstanding the fact that the Msrch 29, 1999 Agreement permitted the company to extend same (for an additional year) under the same terms and conditions excepting for annual remuneration, the Company and LFC agreed to renegotiate remuneration. As a result thereof the parties (on March 29, 2000) entered into a new one year "Consulting Agreement", which agreement is virtually identical to the initial agreement (including but not limited to voting rights on shares issued as referred to directly above) excepting that (a) the "Remuneration" section provides for the issuance of 490,000 fully vested non-forfeitable shares of the Company's common stock and further provides for the issuance of 36,000 restrictive shares of Company common stock (i.e. based upon 3,000 shares per month) throughout the period of consultant's performance and (b) LFC has agreed to "lock up" the original 3,000,000 shares issued to it and not attempt to sell same through rule 144 or otherwise despite being eligible to do so with such "lock up" to continue to March 28, 2001 unless the current consulting agreement is terminated or the Company is acquired by another entity prior to March 28, 2001. Since both the initial Agreement referred to above and the new Agreement entered into on March 29, 2000 are identical in all material respects excepting as indicated above, such consulting agreements are hereinafter referred to collectively as "Consulting Agreement". The foregoing does not purport to set forth each of the terms and conditions of the aforesaid Consulting Agreement but rather is designed to summarize what management considers to be pertinent portions thereof.

         In accordance with the terms of the aforementioned consulting agreement, LFC has agreed that it will generally provide the following consulting services: (a) advise and assist the Company in developing and implementing appropriate plans and materials for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts, (b) advise and assist the Company in communicating appropriate information regarding its plans, strategy and personnel to the financial community; (c) assist and advise the Company with respect to its (i) stockholder and investor relations, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally, (d) perform the functions generally assigned to investor/stockholder relations and public relations departments in major corporations, (e) upon the Company's approval, (i) disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public and (ii) conduct meetings with brokers, dealers, analysts and other investment professionals to advise them of the Company's plans, goals and activities and (f) otherwise perform as the Company's financial relations and public relations consultant.

         The agreement  further  provides that in the event LFC introduces  SRMI
(a) to a lender or equity purchaser, not already having a preexisting relationship with SRMI, with whom SRMI ultimately finances or causes the completion of such financing, SRMI shall compensate LFC for such services with a "finder's fee" in the amount of 2.5% of total gross funding provided by such lender or equity purchaser or (b) to an acquisition candidate, either directly or indirectly through another intermediary, not already having a preexisting relationship with SRMI, with whom SRMI ultimately acquires or causes the completion of such acquisition, SRMI shall compensate LFC for such services with a "finder's fee" in the amount of 2% of total gross consideration provided by such acquisition. The compensation to LFC is to be payable in cash and is to be paid in full at the time the financing or acquisition is closed. It is specifically understood that lfc is not nor does it hold itself out to be a broker/dealer, but is rather merely a "Finder" in reference to the company procuring financing sources and acquisition candidates.

         LFC, founded in 1985 by John Liviakis, its President, is a full service investor relations firm, providing services principally to micro through mid-cap public companies listed on the Nasdaq, American, New York Stock and OTCBB Exchanges. Such services include financial community and media relations, editorial services and interactive communications, as well as administrative, consulting and advisory services. the overall purpose of LFC is to enhance its corporate clients' recognition in the financial community, the media and among shareholders. In furtherance of its agreement with the Company and in addition to and/or in conjunction with those consulting services referred to above and in the consulting agreement between the parties, LFC has performed the following services on behalf of the Company in its efforts to assist and advise the Company with respect to its stockholder and investor relations as well as its relations with brokers, dealers, analysts and other investment professionals.

Specifically LFC has performed the following services:

1) pro-actively soliciting sponsorship for the Company's common stock from stockholders, institutions, and analysts;
2) accepting incoming investor calls from brokers, shareholders and financial institutions;
3) assisting the Company in packaging its investor relations  materials;
4) assisting the Company in the writing and dissemination of its press releases;
5) assisting the Company in media relations; and
6) generally advising the Company, upon request, on matters of a corporate financial nature.

         Additionally, LFC has introduced the Company and subsequently entered into an

Investment banking relationship with Raymond James & Associates in order to assist the Company in evaluating strategic alternatives including, but not limited to, identifying proposals from potential suitors or strategic partners as well as supporting the Company's financing requirements.

CONSULTING AGREEMENT WITH ROLCAN FINANCE LTD.
---------------------------------------------

         Additionally, on March 29, 1999 the Company entered into a five year Consulting Agreement with Rolcan Finance Ltd. ("Rolcan"), pursuant to which Rolcan agreed to provide certain business and consulting services outside the United States and in return for which the Company became obligated to issue as full and complete compensation thereunder, 800,000 fully vested, and non-forfeitable restrictive shares of its common stock.

         In accordance with terms of aforementioned consulting agreement, Rolcan has agreed to facilitate the endeavors of the Company's medium and long term business plans through services, including but not limited to, introducing Company management (i) to potential financial partners, financial brokers, and assist in developing market awareness within the financial community with an emphasis upon introductions to offshore investors in Europe, the Middle East and the Far East and to the extent practicable assisting the Company in having its stock listed on various European exchanges and (ii) continuing to discuss Company financial requirements and types of financing which may be available and/or appropriate under then existing circumstances.

         Rolcan has advised that it is currently continuing to conduct due diligence activities with respect to locating international banking enterprises on behalf of the Company with a view towards obtaining financial backing in areas of lines of credit, equipment leasing, receivable and inventory financing and areas of a similar nature. Such efforts if successful, are intended to alleviate cash flow difficulties that may arise as a result of substantial and significant increase in the company's business activities (and most specifically in its recent major increase in contracting for the sale of 32 of its ddrmulti-systems to Romania. Rolcan, established in 1993 by its managing director and control stockholder, Roland Kaufmann, is a business consulting firm primarily engaged in the types of activities enumerated above with its principal activities being conducted outside the U.S.

     The issuance of the above referenced restrictive shares to LFC and Rolcan was based upon the then bid price of $0.375 per share as quoted on the date (March 22, 1999) that the parties each agreed to the terms and conditions of their respective Consulting Agreements, notwithstanding the fact that when such binding oral agreements were reduced to writing and executed on March 29, 1999 the closing bid price had risen to $0.906 per share. The factors considered by the company's board in determining the 33% discount from the bid price of $.375 per share when issuing the above referenced shares to LFC and Rolcan was based upon the board's determination that there is a substantial and significant difference between the valuation of free trading securities and restricted shares. the principal differences considered relate to the facts that (a) restricted shares may not be sold in the open market and (b) restrictive legend appearing on such restricted shares may not be removed for a period of at least one year absent registration and then only in accordance with rule 144 (assuming the company continues to meet necessary reporting requirements for utilization of rule 144). the board further considered the fact that even if the above referenced rule 144 requirements were met the holder of restricted shares remained subject to specific volume limitations (usually 1% of outstanding common stock) with respect to sales made within a 3 month period subsequent to 1 year holding period. In addition to all of the above, the board also considered the fact that the Company's shares have had a history of substantial and significant volatility.

          The foregoing summarizes certain pertinent terms and conditions contained in the agreements entered into by the company with LFC and Rolcan but does not purport to be a complete summary of such agreements. Copies of such agreements are filed with the SEC in the company's Form S-1 Registration statement under SEC file number 333-59829. Accordingly, further information may be obtained through the Commission's World Wide Web site utilized for issuers (such as the Company) that file electronically with the commission. The address of such site is http:\\www.sec.gov.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of five persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

         The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting currently intended to be held in late 2000, and until their successors are elected and qualify. Each nominee is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:



                                Principal Occuption

                                 During Past Five                       Number of Common           Percentage
                                Years Or More and         Director      Shares Beneficially        of Shares

NAME                  Birth       Other Director            since          owned on 05//00         Outstanding

-----                 ------    -----------------        ----------     --------------------      -------------

Ruedi G. Laupper      4-22-50      See below                1995             (a)                        ___%
Josef Laupper         7-22-45      See below                1995             (a)                        ___%
Dr. Erwin Zimmerli    7-22-47      See below                1995             (a)                         * %
Ueli Laupper          4-04-70      See below                1997             (a)                        ___%
Dr. Sc. Dov Maor     12-06-46      See below                1998             (a)                         * %

(a) The  information  under this caption  regarding  ownership of  securities is based upon statements by the individual nominees, directors, and officers as reported and reflected hereinabove under the section entitled "Security Ownership of Certain Beneficial Owners and Management".

* Represents less than 1% of the ________ shares outstanding as of May __, 2000.

              INFORMATION CONCERNING NOMINEES FOR DIRECTOR

NOMINEES

         The following information is submitted concerning the nominees for election as directors:

         Ruedi G. Laupper has been President, Chief Executive Officer and a director of the Registrant since May 1995 and Chairman of the Board of Directors since March 1997. In addition, he is Chairman of the Board of Directors and President of the Company's principal operating subsidiaries. Ruedi G. Laupper is the founder of the predecessors of the Company and was Chief Executive Officer of SR Medical AG from its inception in June 1988 until May 1995. He has approximately 23 years of experience in the field of radiology. Ruedi G. Laupper is the brother of Josef Laupper and the father of Ueli and Michael Laupper.

         Josef Laupper has been Secretary, Treasurer (until January 1998 and recommencing January 1999) and a director of the Registrant since May 1995 (with the exception of not having served as Secretary from December 23, 1997 to February 23, 1998). He has held comparable positions with SR Medical Holding AG, SR Medical AG, and their respective predecessors since 1990. He is principally in charge of the Company's administration. Josef Laupper has approximately 19 years of experience within the medical device business.

         Ueli Laupper has overall Company responsibilities in the area of international marketing and sales with approximately eight years of experience within the international X-ray market. He has been a Vice President of the Company since March 1997 and a director of the Registrant since March 1997. He was Chief Executive Officer of SR Medical AG from July 1995 until June 30, 1997 having previously been employed by the Company from January 1993 to July 1995 as Export Manager. Since the beginning of July 1998 he has been in charge of the Company's U.S. operations and currently serves as CEO of both Swissray America Inc. since its formation in September 1998 and Swissray Healthcare, Inc.

         Dr. Erwin Zimmerli has been a director of the Registrant since May 1995 and, since March 1998, a member of the Registrant's Independent Audit Committee. Since receiving his Ph.D. degree in law and economics from the University of St. Gall, Switzerland in 1979, Dr. Zimmerli has served as head of the White Collar Crime Department of the Zurich State Police (1980-86), as an expert of a Swiss Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), Vice President of an accounting firm (1987-1990) and Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the Swiss legal community.

        Dr.Sc. Dov Maor, was appointed as a member of the Registrant's Board of Directors and a member of its Independent Audit Committee effective March 26, 1998. Dr. Sc. Dov Maor currently holds the position of Vice President for
Technology with ELBIT Medical Imaging, Haifa. Dr. Sc. Dov Maor is well experienced in the field of Nuclear Medicine and medical imaging and has been employed for over 10 years in a leading position in Research & Development. Additionally, he was working in conjunction with the Max Planck Institute for Nuclear Physics in Heidelberg within his field of experience. In addition to his technical knowledge, Dr. Sc. Dov Maor is experienced in the commercial sector of the industry.

VOTE REQUIRED FOR APPROVAL

         The five nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

         Directors of the Company receive $10,000 annually for serving as directors except for Josef Laupper, who receives $12,000 and Ruedi G. Laupper, the Chairman of the Board of Directors, who receives $15,000.

BOARD AND COMMITTEE MEETINGS

         During the fiscal year which ended June 30, 1999, there were sixteen meetings of the Board of Directors. Four of the five incumbent directors attended all sixteen meetings of the Board while one incumbent director attended fourteen meetings. The Board of Directors does not currently have a standing nominating nor compensation committee or any committee or committees performing similar functions. It established an independent audit committee effective as of March 26, 1998. The Board of Directors has performed all of the functions that might otherwise be performed by such committees (excepting for the aforesaid independent audit committee).

         The aforesaid independent audit committee was established so as to comply with maintenance standards for the Nasdaq SmallCap Market, on which the Company's Common Stock was quoted until delisting on October 26, 1998. For certain information with respect to such delisting reference is herewith made to the accompanying 1999 Annual Report to Stockholders and in particular to subsection (d) to "Market Information" entitled "Recent NASDAQ Delisting".

                               EXECUTIVE OFFICERS

         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer can be found herein under the section entitled "Election of Directors" excepting for information with respect to Michael Laupper (who serves as a Company officer) which summarized information is as follows:

         Michael Laupper (27) assumed the position of Interim Chief Financial Officer of the Company effective January 1, 1999, having previously worked in conjunction with the Company's former CFO and has been the Company's CFO since August 1999. Michael Laupper completed his commercial education in the chemical industry in 1991 in Switzerland and has additionally completed studies in finance and accounting (in the United States during 1996- 97). He has served the Company in various management positions at SR Management AG and SR Medical AG, Company subsidiaries, since 1991 and prior to assuming his current position.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information for the years ended June 30, 1997, 1998 and 1999 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Registrant, the three other most highly compensated executive officers of the Registrant as of June 30, 1999 and the former Chairman of the Board of Directors (the "Named Executive Officers").



                                            ANNUAL COMPENSATION                           LONG-TERM COMPENSATION

                                            -------------------                           -----------------------
                                   Fiscal                               Other Annual      Stock       All Other

NAME AND PRINCIPAL POSITION        Year        Salary       Bonus       Compensation      Options     Compensation

---------------------------        ----        ------       -----       ------------      -------     ------------

Ruedi G. Laupper                   1999     $194,121       $8,377        $4,335,000(1)(8)    ---           ---
  President and Chief Executive    1998     $173,587      $16,057           $15,000(1)       ---           ---
  Officer, Chairman of the         1997        ---           ---         $1,122,973(7)       ---           ---
  Board of Directors               1997     $146,983         ---         $   15,000(1)     12,000(5)       ---

Josef Laupper                      1999     $ 83,566       $6,494        $  12,000 (1)       ---           ---
  Secretary, Treasurer             1998     $ 94,669         ---         $  12,000 (1)       ---           ---
                                   1997     $ 96,861         ---         $  12,000 (1)       ---           ---
Ueli Laupper                       1999     $ 94,924       $7,077        $  10,000 (1)       ---           ---
  Vice President International     1998     $ 95,685         ---         $  10,000 (1)       ---           ---
  Sales (2)                        1997     $  ---           ---         $    ---            ---           ---

Herbert Laubscher                  1998     $ 79,244         ---         $    ---            ---           ---
  Chief Financial Officer(2)(3)    1997     $    ---         ---         $    ---            ---           ---
Ulrich R. Ernst (4)                1997     $ 96,979         ---         $  10,000 (1)       ---           ---

Erich A. Kalbermatter              1999     $153,333         ---         $    ---            ---           ---
  Chief Operating Officer(6)       1998     $ 33,652         ---         $    ---            ---           ---
--------------------

 (1)     Fees for service on the Board of  Directors  of the  Company.
 (2)     Compensation  did not exceed  $100,000 in any fiscal year.
 (3) Herbert Laubscher joined the Company in August of 1996 and served as Treasurer from January 1998 until his resignation effective December 31, 1998.
 (4) Ulrich R. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.
 (5) The options, which were fully vested on date of grant (6/13/97), were issued in exchange for services to the Company as Chairman of the Board of Directors.
 (6) Erich A. Kalbermatter joined the Company on April 14, 1998 and resigned in February 1999.
 (7) Compensation paid in equivalent of 48,259 post reverse split shares of Common Stock for cancellation of Common Stock held by officer, as follows:

                  Ruedi G. Laupper, the Company's President, surrendered for cancellation an aggregate of 1,608,635 shares of common stock owned by him in order for the Company to meet its obligations with respect to various warrantees and representations made by it regarding availability of a sufficient number of authorized but unissued shares to timely meet convertible debenture conversions and avoid Company default (regarding financings which occurred in or about September 1996 and January 1997). By surrendering such shares Ruedi G. Laupper lost his holding period under Rule 144 which at that point would have entitled him to utilize Rule 144 every three months to sell such restrictive shares (as free trading) subject to volume limitation imposed by Rule 144. In exchange for losing such valuable right and once stockholders had increased the number of authorized shares of Company common stock at a Special Meeting called for such purposes, Mr. Laupper, as previously agreed to, received a number of shares equal to 30% (48,259 post reverse split shares) more than those previously canceled (creating a brand new holding period for him for purposes of Rule 144 transactions). At the time that the Company's President surrendered his aforesaid 1,608,635 shares for cancellation (to wit:
         March 7, 1997) the bid price of the Company's common stock was $2.6875 while at the time that such individual received the 48,259 post split shares referred to above (on June 30, 1997) the bid price for the Company's common stock was $2.421875.

(8) Dollar value assigned to the 2,000,000 shares of Common Stock issued for relinquishment of EBIT bonus based upon Board members agreement that such price would be based upon 90% of average price on the date of Board of Director meeting and approval, i.e. 90% of $2.40 on June 30, 1999.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

         With respect to the Named Executive Officers there was no granting of stock options under any of the Company's Stock Option Plans (the "Plans") during the fiscal year ended June 30, 1999.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION VALUES (1)

                                                   NUMBER OF
                                                  SECURITIES                   VALUE OF
                                                  UNDERLYING                  UNEXERCISED
                                                 UNEXERCISED                 IN-THE-MONEY
                                                   OPTIONS                     OPTIONS
                  NAME                      AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END($)
                                         EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                                        --------------------------     -------------------------

     Ruedi G. Laupper                        12,000/0(3)                        $1.79/0
     Josef Laupper(4)                             0/0                               0/0
     Ueli Laupper(4)                              0/0                               0/0
     Herbert Laubscher(4)                         0/0                               0/0
     Ulrich R. Ernst(4)(5)                        0/0                               0/0

(1) No options were exercised by a Named Executive Officer during the fiscal year ended June 30, 1997, 1998 and 1999.
(2) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.
(3) Includes 12,000 options which are owned indirectly by Mr. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by Mr. Laupper.
(4) These individuals own no stock options of the Registrant.
(5) Mr. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board of Directors, the members of which are Ruedi G. Laupper, Josef Laupper, Ueli Laupper, Erwin Zimmerli and Dov Maor, has furnished the following report on executive compensation:

To: The Stockholders of SWISSRAY International, Inc.

         The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executives position, the past performance of the specific executive and the goals of management.

         The board's goal is to develop executive compensation policies and programs (taking into account available resources) which are consistent with the strategic objectives of growing the Company's business and maximizing stockholder value. A strong link should exist between executive compensation and management's ability to maximize stockholder value.

         The Board  believes  that,  amongst other  factors,  enhancing  revenue growth and improving cash flows should be recognized when considering compensation levels as well as any significant improvements in overall effectiveness, productivity and/or return on investment.

         Based salaries for executives are set at levels (where practicable and where funds are available) which are intended to reflect the competitive marketplace for companies that are of comparable size and complexity and would be considered competitors in attracting and retaining quality executives. Where time and effort devoted to work exceeds expectations and where insufficient funds are available to adequately compensate therefore, the Company has issued (as additional compensation) restrictive shares of its common stock to certain of its personnel. see proposals 3 and 4 below which reflect such policy. Salaries of the named officers are reviewed with an assessment made of each executive's performance. The employment agreements for Ruedi Laupper, Josef Laupper and Ueli Laupper set salary levels which attempt to adequately compensate these individuals with salaries that are commensurate with their abilities and are comparable to those paid by competitors within the industry. Such salaries are, however, limited, to an extent, by availability of company resources (without creating material cash flow difficulties).

         The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Ruedi G. Laupper's compensation was not specifically tied to any measures of return on equity or earnings targets.

         The foregoing report has been furnished by:

                                                   Ruedi G. Laupper
                                                   Joseph Laupper
                                                   Ueli Laupper
                                                   Erwin Zimmerli
                                                   Dov Maor

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Ctock with the cumulative total return (including reinvested dividends) of the NASDAQ Composite Index and the Standard & Poor's 500 Index, for the period commencing June 1, 1995, when the Company as registered under section 12 of the Securities Exchange Act of 1934, as amended, and the Company's Common Stock began publicly trading and ending June 30, 1999. the graph is based on an initial investment of $100.

                        STOCK PERFORMANCE GRAPH AND TABLE
                             COMPARISON OF FIVE-YEAR
                         CUMULATIVE TOTAL RETURNS AMONG
               SWISSRAY INTERNATIONAL, INC., NASDAQ COMPSITE INDEX
                                AND S&P 500 INDEX

                           SWISSRAY
MEASUREMENT PERIOD      INTERNATIONAL,      NASDAQ COMPOSITE   STANDARD & POOR'S
(FISCAL YEAR COVERED)        INC.                 INDEX           500 INDEX

JUNE 30, 1995                100.00               100.00           100.00
JUNE 30, 1996                100.00               101.00           109.00
JUNE 30, 1997                 50.00               177.76           161.32
JUNE 30, 1998                 15.50               211.53           174.23
JUNE 30, 1999                 22.32               279.23           235.20

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Ruedi G. Laupper (Chairman of the Board of Directors, President and Chief Executive Officer); Josef Laupper (Secretary and Treasurer and director) and Ueli Laupper (Vice President and director). No executive officer of the Company served as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

         The Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1999 excepting for the issuance of 2,000,000 restrictive shares to Ruedi G. Laupper in exchange for and in consideration of cancellation of certain bonus provisions contained in employment contract.

                                  BENEFIT PLANS

         The Swiss and German Subsidiaries, mandated by government regulations, are required to contribute approximately five (5%) percent of eligible, as defined, employees' salaries into a government pension plan. The subsidiaries also contribute approximately five (5%) percent of eligible employee salaries into a private pension plan. Total contributions charged to operations for the years ended June 30, 1999, 1998 and 1997, were $509,959, $347,854 and $274,009, respectively.

                              CERTAIN TRANSACTIONS

         See  paragraph  2  above  under  the  heading  "COMPENSATION  COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION" regarding issuance of 2,000,000 restrictive shares to the Company's President during fiscal year ended June 30, 1999. The Company's Board of Directors unanimously approved this transaction with its President and Chairman, Ruedi G. Laupper, abstaining and the Board considered such transaction to be as fair to the Company as could have been made with unaffiliated parties.

         Subsequent to June 30, 1999 year end, 497,824 restrictive shares of Company Common Stock were issued to corporations controlled by the Company's President in consideration of his pledging as collateral (and subsequently forfeiting) shares of Company Common Stock owned by corporations controlled by him in order to enable the Company to obtain financing.

         During October of 1999 and in accordance with unanimous Board approval the Company issued an aggregate of 875,000 shares to certain of its officers and/or Directors. See Proposal 4 herein.

           PROPOSAL NO. 2 - PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
               SELECTION OF FELDMAN SHERB HOROWITZ & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On November 6, 1998 the Board of Directors selected Feldman Sherb Horowitz & Co., P.C. as the Company's auditors for the fiscal years ending June 30, 1998 and 1999. Feldman Sherb Horowitz & Co., PC. has audited the books, records and accounts of the Company for the fiscal years ended June 30, 1998 and June 30, 1999. Representatives of Feldman Sherb Horowitz & Co., P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

         Feldman Sherb Horowitz & Co., P.C. ("FSH") audited the books, records and accounts of the Company for the fiscal year ended June 30, 1998 subsequent to the Company's termination of its relationship with its prior auditors STG-Coopers & Lybrand AG, which firm did not audit the Company's financial statements prior to termination or otherwise. The decision to retain FSH was approved by the Board of Directors.

         During the two most recent fiscal years, and subsequent interim period, if any, there were no disagreements with the former accountants (Bederson & Co. LLP, who audited the Company's books and records for fiscal years ended June 30, 1996 and 1997) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

         During the two most recent fiscal years, and any subsequent interim period neither the Company nor anyone on the Company's behalf consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

VOTE REQUIRED FOR APPROVAL

         Ratification of the selection of Feldman Sherb Horowitz & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
         HOROWITZ & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE
         COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR
                              ENDED JUNE 30, 2000.

          GENERAL INFORMATION WITH RESPECT TO PROPOSALS 3 AND 4 BELOW.

         While there is no specific limitation on the number of restrictive shares as may be issued for good and valuable consideration, a possible exception to such statement may be found in one of NASDAQ's Marketplace Rules as follows:

         NASDAQ Marketplace Rule 4310(c)(25)(H)(i)(a) provides in part that "Each Issuer shall require shareholder approval.." (a) when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the company or broadly based plans or arrangements including other employees (e.g. ESOPS). In a case where the shares are issued to a person not previously employed by the company, as an inducement essential to the individual's entering into an employment contract with the company, shareholder approval will generally not be required. The establishment of a plan or arrangement under which the amount of securities which may be issued does not exceed the lesser of 1 percent of the number of shares of Common Stock, 1 percent of the voting power outstanding, or 25,000 shares, will not generally require shareholder approval".

         SRMI is not currently on NASDAQ (see 1999 Annual Report to Shareholders and in particular subsection (d) to "Market Information" entitled "Recent NASDAQ Delisting") but nevertheless wishes to obtain stockholders ratification regarding its issuance of restrictive shares of its Common Stock in amounts greater than 25,000 shares per person since NASDAQ may consider this issue for companies who are reapplying for listing (on a case by case basis) absent stockholder ratification of Proposals 3 and 4 below. The Board of Directors shall review this matter and in its sole and absolute discretion, may (notwithstanding failure to obtain stockholder ratification) permit the issuance (or retention of shares issued as the case may be) of such number of shares (in excess of 25,000) as it deems appropriate under the circumstances and on a case by case basis.

         In view of the  aforementioned  NASDAQ  Marketplace  Rule  (and  NASDAQ
Listing Qualifications Panel's ("PANEL") subjective beliefs indicated hereinafter), management of the Company deems it to be in the Company's best interests to seek stockholder ratification of the actions described in Proposals 3 and 4. Such subjective beliefs of the Panel are expressed in its November 5, 1999 letter to the company wherein it indicates, in part, that it believes that
(a) since October 1998 the company has demonstrated a continued disregard for existing shareholders' rights and has exhibited preferential treatment to its insiders and (b) that such actions demonstrated the disregard for shareholders' rights. The company wholly disagrees with the Panel's aforesaid subjective determination and the appeal to the nasdaq listing and hearing and review Council ("Council") is currently pending with no decision expected prior to mid May 2000.

        PROPOSAL NO. 3 - TO RATIFY THE ISSUANCE OF RESTRICTIVE SHARES OF
          COMPANY COMMON STOCK TO ITS PRESIDENT IN EXCHANGE FOR AND IN
            CONSIDERATION OF CANCELLATION OF CERTAIN BONUS PROVISIONS
                        CONTAINED IN EMPLOYMENT AGREEMENT

         In accordance with Board of Directors resolutions adopted at a June 30, 1999 Special Meeting of the Company's Board (attended by the Company's President, Ruedi G. Laupper, who absented himself from the meeting prior to vote upon and adoption of resolutions), the Company's President's employment contract which commenced December 18, 1997 was revised (as agreed to on March 12, 1999 and reaffirmed at the aforesaid June 30, 1999 Board meeting) to the extent that 2,000,000 shares of restrictive Common Stock were issued to him in exchange for and in consideration of his agreeing to cancel certain bonus provisions in his employment contract which otherwise would have entitled the Company's President to receive 25% of all Company earnings before interest and taxes ("EBIT") payable in shares of Company Common Stock during each year of such employment contract, which contract expires December, 2007. The bid price for the Company's Common Stock ON March 12, 1999 and June 30, 1999 was $.50 and $2.625 respectively while the bid price on May __, 2000 was $_____. Based ^upon such bid price, valuation of the 2,000,000 restrictive shares issued to the Company's President was $1,000,000, $5,250,000 and $__________ on March 12, 1999, June 30,
1999 and May __, 2000 respectively.

         At such Board meeting members expressed their consensus that while the Company had not, as yet, had any earnings, that its business (after significant and ongoing infusions of capital) had now reached the point where it was expected that "breakeven" was reasonably foreseeable within the current fiscal year and that it was further expected that in both the near term (i.e., within the next two fiscal years) and long term (i.e., the period of time commencing subsequent to the close of fiscal year ended June 30, 2002) that substantial and significant earnings would be forthcoming as a result of its development of its ddRMulti-System (and related products) and the industry's acceptance of same as reflected by substantial sales increases and the then anticipated sale of a significant number of its ddRMulti-Systems to the Government of Romania. The contract for sale of ddRMulti-Systems was entered into in October 1999 as a result of the Romanian Bidding Commission having accepted the Company's tender (in September 1999) as made to the Ministry of Health of the Government of Romania. As a result thereof the Company entered into the aforesaid contract for the sale of 32 of its ddRMulti-Systems with a valuation of in excess of $13,800,000. The initial payment aggregating 15% of the aforesaid total gross proceeds (i.e. a sum approximating $2,070,400) was received by the Company in early March 2000 with the further expectation that the Company will complete all delivery requirements within its current fiscal year on or before June 30, 2000 and that pro rata payments of the 85% balance of the gross proceeds due under such contract will be paid pro rata upon deliveries of Company DDRMulti-Systems.

         During fiscal year ended June 30, 1999, 11 ddRMulti-Systems were contracted for sale in the U.S. While 1 ddRMulti-Systems was contracted for sale outside The U.S. during the six month period ended December 31, 1999, 11 ddRMulti-Systems were contracted for sale in the U.S. While 32 ddRMulti-Systems were contracted for sale outside the U.S.

         Percentage of Company revenues directly attributable to sales of its ddRMulti-Systems for the fiscal year ended June 30, 1999 and the six month period ended December 31, 1999 were 13.6% and 31.4% respectively.

         The term "breakeven" as referred to above refers to earnings before interest and taxes ("EBIT") being $0.

         Based upon the above, Board members (on June 30, 1999) reaffirmed their March 12, 1999 agreement that it would be in the best interests of all parties concerned (and especially Company stockholders) to eliminate the above referenced EBIT provisions so that what might otherwise amount to significant earnings being paid to the Company's President in stock (pursuant to the 25% of EBIT bonus provisions) be replaced with a permanent one time solution. It was then resolved and subsequently accepted by the Company's President that 2,000,000 restrictive shares of the Company's Common Stock be issued to him in exchange for cancellation of the above referenced 25% of EBIT bonus provisions and in accordance with March 12, 1999 original agreement.

         EBIT, in thousands, for the years ended June 30, 1997, 1998 and 1999 and the six-months ended December 31, 1999 was $(12,425), $(14,218), $(15,539)
and $(8,659) respectively.

         The above referenced proposal was initially proposed to the Company's President by its Board of Directors on March 12, 1999 and the key meeting with respect to discussion thereon occurred on such date and was finalized and reaffirmed at the Company's June 30, 1999 Board meeting (attended only by board members) wherein discussions were basically limited to those set forth abovE. At such June 30, 1999 Board meeting, board members again agreed that valuation assigned to shares issued would reflect price at time of initial proposal Made on March 12, 1999 as previously agreed to. There were no offers or counter-offers between the Company and its President but rather directors agreed to and voted in favor of issuance of the above referenced 2,000,000 restrictive shares and the Company's President (abstaining from such vote) agreed to such resolution. All material factors considered by the Board consisted of those referred to above and were what it considered to be "positive" factors without any negative factors or implications being discussed.

         In accordance with such resolution the above referenced 2,000,000 shares were issued to the Company's President. The Company now seeks stockholder ratification as relates to such issuance. Absent such ratification the Board may nevertheless determine to leave the agreement in effect, as is. Nevertheless, such ratification is sought so as to insure compliance with the above referenced NASDAQ Marketplace Rule 4310(c)(25)(H)(i)(a).

         Officers and directors of the Company  (excluding its President,  Ruedi
G. Laupper) owning an aggregate of _______ shares of Common Stock as of May __, 2000 have indicated their intent to vote in favor of this proposal. Ruedi G. Laupper who owns an additional _________ shares (inclusive of the 2,000,000 restrictive shares which are the subject of this Proposal) will abstain from voting on this proposal and has waived his voting rights over those 3,526,000 shares owned by LFC (which 3,526,000 shares approximate _____% of all outstanding shares as of the record date) as relates to voting on this proposal and so as to permit LFC to exercise its independent judgment with respect to voting its 3,526,000 shares upon this matter. Management is not currently aware of how LFC or any other stockholder (other than current officers and directors of the Company) will vote as relates to this proposal.


VOTE REQUIRED FOR APPROVAL

     Ratification of Proposal 3 will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
         AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
          RATIFICATION OF THE ACTIONS HERETOFORE TAKEN BY THE COMPANY'S BOARD OF
                 DIRECTORS AS DESCRIBED DIRECTLY ABOVE.

          PROPOSAL NO. 4 - TO RATIFY THE ISSUANCE OF RESTRICTIVE SHARES
               OF COMPANY COMMON STOCK TO CERTAIN OF ITS EMPLOYEES
                 AS PARTIAL CONSIDERATION UNDER RECENTLY ENACTED
                              EMPLOYMENT CONTRACTS.

         During October of 1999 and in accordance with unanimous Board approval the Company entered into employment agreements with a number of its employees, some of which employment agreements contained provisions for issuance of a number of restrictive shares of Company Common Stock in excess of 25,000 shares as partial consideration under the terms and conditions of such employment agreements.

         As of the record date - May __, 2000 - Ruedi G. Laupper, the Company's President, has sole voting rights over approximately __% of all outstanding shares. See footnotes 7 and 10 to "Security Ownership of Certain Beneficial Owners and Management".

         Six of such employment agreements provide for the issuance of in excess of 25,000 restrictive shares of Company Common Stock while five of such employment agreements (providing for the issuance of an aggregate of 875,000 shares) are with officers and/or directors of the Company, as follows:


                                                                                            Ownership
                                                                                        Percentage After
                                                               NO. OF                       Issuance
NAME                       POSITION                           SHARES                    Shs.       Percentage
----                       --------                           ------

RUEDI G. LAUPPER           Chairman, President &              275,000(2)                _________      _____%
                           Chief Executive
                           Officer (1)

JOSEF LAUPPER              Secretary, Treasurer               150,000(2)                _________      _____%
                           & a Director (1)

MICHAEL LAUPPER            Chief Financial Officer,           150,000                   __________     _____%
                           Controller

UELI LAUPPER               Vice President & a                 250,000(2)                __________     _____%
                           Director (1)

ERWIN ZIMMERLI             Director (1)                        50,000(2)                __________     _____%


(1) These four persons constitutes 80% of the Company's Board. The fifth director is Dr. Sc. Dov Maor, an independent director. See Proposal No. 1, subheading "Nominees".
(2) When including issuance of the 875,000 shares referred to herein, officers and directors as a group own _________ shares or approximately __% of all outstanding shares as of the record date ^.

     In light of above referenced NASDAQ Marketplace Rule 4310(c)(25)(H)(i)(a) and the possible application of such rule to such issuance of shares, the Board has determined to request stockholder ratification of its actions with respect to this matter. ratification of this proposal is limited to the Company's request to seek stockholder approval for the issuance of the restricted shares referred to herein and not to any other portion of the employment agreements entered into between the Company and these persons.

     The Board fully believes that its actions in authorizing the issuance of restrictive shares as partial compensation pursuant to employment agreements is certainly justified in view of the past contributions made by the employee to the Company and the expected continuation and anticipated future contributions that such employee may make to the Company, especially in view of the equity interest such employee now has in the Company's future.

         The Board feels that the persons indicated above have earned such compensation primarily by virtue of the fact that these persons (excepting Dr. Erwin Zimmerli who primarily serves as an independent director) have been working (and continue to date to work) the equivalent to anywhere from 60 to 80 hours per week (including weekends where necessary) at cash compensation which the Board deems to be below that which these persons could otherwise obtain (Assuming cash availability) in this industry. The number of hours indicated are based upon estimates only and specific examples as of frequency of work week are not available since the work hours of these individuals are not maintained by clock, time cards or otherwise. It should also be noted that with the exception of the Company's President these other 4 individuals, as a group, only owned an aggregate of 50,000 shares of Company Common Stock or less than one-third of 1% of all outstanding Company Stock. As regards issuance of 50,000 shares to DR. Zimmerli, the Board has felt that his service and advise to the Company has been invaluable both as an independent director and a member of the Company's independent audit committee. Accordingly, the Board felt more than justified in authorizing the issuance of the restrictive shares referred to herein.

         It is possible that one or more officers or directors of the Company May, in the future, receive material amounts of common stock as opposed to regular monetary compensation. Accordingly, the potential for further stockholder dilution exists notwithstanding the fact that neither the Company's officers nor any of its directors have any current intention to issue material amounts of common stock to officers or board members.

         All officers and directors of the Company who own as a group _________ shares of Company common stock which amounts to _____% of the __________ shares outstanding as of the record date of May __, 2000 have indicated that they will abstain from voting upon this proposal. Additionally, the Company's President, Ruedi G. Laupper, has waived his voting rights over those 3,526,000 shares owned by LFC (which 3,526,000 shares approximate _____% of all outstanding shares as of the record date) as relates to voting on this proposal and so as to permit LFC to exercise its independent judgment with respect to its voting upon this matter.

         In the event that Proposal 4 is not ratified, the Board may nevertheless determine to leave the employment agreements in effect as is. While NASDAQ has not raised concerns regarding the issuance of those shares referred to in this proposal the Company nevertheless, seeks ratification with respect to the issuance of such securities so as to insure compliance with the above referenced NASDAQ Marketplace Rule 4310(c)(25)(H)(i)(a).

VOTE REQUIRED FOR APPROVAL

         Ratification of Proposal 4 will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
         AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
          RATIFICATION OF THE ACTIONS HERETOFORE TAKEN BY THE COMPANY'S BOARD OF
                 DIRECTORS AS DESCRIBED DIRECTLY ABOVE.

          PROPOSAL NO. 5 - APPROVAL OF THE SWISSRAY INTERNATIONAL, INC.
                             2000 STOCK OPTION PLAN

         The Board of Directors in October 1999 adopted the Company's 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2000 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

SUMMARY DESCRIPTION OF THE SWISSRAY INTERNATIONAL, INC. 2000 NON-STATUTORY STOCK OPTION PLAN

         The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The maximum number of options that may be granted under this Plan shall be options to purchase 4,000,000 shares of Common Stock.

         The Board of Directors of the Company or a Compensation Committee (once established) will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 50% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval wil not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors.

FEDERAL TAX CONSEQUENCES

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

       The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

         Additionally,   the   following   tax  effects  on  Stock  Option  Plan
participation may be considered:

         Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

         Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

         Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of 1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
              THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

               PROPOSAL NO. 6 - INCREASE THE AUTHORIZED SHARES OF
                COMMON STOCK OF THE COMPANY BY 50,000,000 SHARES

         The Company's Certificate of Incorporation currently authorizes the Company to issue up to 50,000,000 shares of Common Stock __________ of which are issued and outstanding as of May , 2000. In the past the Company had raised capital needed to furnish its proposed growth primarily through the sale and issuance of shares of Company Common Stock for cash by means of equity financing and debt financing. Due to the fact that a significant percentage of authorized shares have been issued as referred to above (and a further _________ shares reserved for issuance pursuant to convertible debenture agreements and non-statutory stock option plan), the number of authorized, non-designated or reserved shares of common stock to be available for issuance by the Company in the future (for financing purposes or otherwise) necessitates an increase in authorized shares. hence, much of the company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of common stock would otherwise be lost absent an increase in authorized shares. the increase in common stock proposal, by increasing the shares of authorized common stock to 100,000,000 from 50,000,000, if adopted, will preserve the Company's ability to take such actions by increasing the number of authorized unissued and undesignated or reserved shares of common stock of the Company.

         If the Increase in Common Stock Proposal is adopted by the Company's stockholders, such proposal will become effective on the date a certificate of amendment is filed with the Secretary of State of the State of New York (the
Company's state of incorporation). The proposed form of such amendment to the Certificate of Incorporation is annexed hereto as Exhibit B.

 VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by proxy at the annual meeting and entitled to vote is required to approve the increase in authorized common stock proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                      THE INCREASE IN COMMON STOCK PROPOSAL

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

     According to the Company's records, the following filings appear not to have been timely made: one initial statement of beneficial ownership on Form 3 and three statements of changes in beneficial ownership on Form 5 covering four transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership was representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership was not filed timely by Ueli Laupper; one initial statement of beneficial ownership on Form 3 and two statements of changes in beneficial ownership on Form 5 covering two transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Tomlinson Holding, Inc.; one initial statement of beneficial ownership on Form 3 was not filed timely by Josef Laupper; one initial statement of beneficial ownership was not filed timely by Ulrich Ernst; one initial statement of beneficial ownership was not filed timely by Berkshire Capital Management and one initial statement of beneficial ownership and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Erwin Zimmerli.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2000 Annual Meeting will be held on or about December 15, 2000 and that the proxy materials for the 2000 Annual Meeting will be mailed on or before November 15, 2000. If any stockholder wishes a proposal to be considered for inclusion in the 2000 Proxy Statement, this material must be received by the Chief Executive Officer no later than September 13, 2000.

                                  ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended June 30, 1999 is being mailed ON OR ABOUT MAY , 2000, together with this Notice of Annual Meeting of Shareholders, Proxy Statement anD Proxy to each stockholder of record on May __, 2000.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                           By Order of the Board of Directors

                                           Ruedi G. Laupper
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer


New York, New York
May   , 2000

                                  EXHIBIT INDEX

NUMBER                             DESCRIPTION

Exhibit A                  2000 Non-Statutory Stock Option Plan

EXHIBIT B                  PROPOSED AMENDED CERTIFICATE OF INCORPORATION

                                    Exhibit A

                          SWISSRAY INTERNATIONAL, INC.
                      2000 NON-STATUTORY STOCK OPTION PLAN

1.       PURPOSE OF THIS PLAN.

         This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of SWISSRAY International, Inc. (the "Company"), a New York corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION OF THIS PLAN.

         The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

         A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

         All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       DESIGNATION OF PARTICIPANTS.

       The persons eligible for participation in this Plan as recipients of NSOs shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.       STOCK RESERVED FOR THIS PLAN.

         Subject to adjustment as provided in Paragraph 9 below, a total of 4,000,000 shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.       OPTION PRICE.

         The purchase price of each share of Stock placed under NSO shall not be less than fifty percent (50%) of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.       EXERCISE PERIOD.

         (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

                     (i) Upon termination of the optionee's employment with the Company for cause;

                  (ii) At the expiration of twelve (12) months from the date of termination of the optionee's employment with the Company for any reason other than death, without cause; provided, that if the optionee dies within such twelve-month period, subclause (iii) below shall apply; or

                  (iii) At the expiration of fifteen (15) months after the date of death of the optionee.

         (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.       EXERCISE OF OPTIONS.

         (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

         (b) NSOs may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.       ASSIGNABILITY.

         No NSO shall be assignable or otherwise transferable (by the optionee or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.       REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY.

         (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

         (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.      PURCHASE FOR INVESTMENT.

         Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.       EFFECTIVE DATE AND EXPIRATION OF THIS PLAN.

         This Plan shall be effective as of February 1, 1999 the date of its adoption by the Board, subject to the approval of the Company's shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on February 1, 2009 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.      AMENDMENTS OR TERMINATION.

         The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

         (a) Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

         (b)     Extend the NSO period provided for in Paragraph 6; or

         (c) Materially increase the benefits accruing to participants under this Plan; or

         (d) Materially modify the requirements as to eligibility for participation in this Plan;

or

         (e) Extend the expiration date of this Plan as set forth in Paragraph 11.

13.      GOVERNMENT REGULATIONS.

         This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      LIABILITY.

         No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.      MISCELLANEOUS.

         (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

         (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.      OPTIONS IN SUBSTITUTION FOR OTHER OPTIONS.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.      WITHHOLDING TAXES.

         Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. TRANSFERABILITY IN ACCORDANCE WITH FORM S-8 AS AMENDED AND EFFECTIVE APRIL 7, 1999.

         Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled "Registration of Securities on Form S-8" as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercsie by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planing purposes - all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

                                                    SWISSRAY International, Inc.

ATTEST:

                                                By:  Ruedi G. Laupper, President

By:  Josef Laupper, Secretary

(SEAL)

                         CERTIFICATION OF PLAN ADOPTION

         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 2000 Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding Common Stock of this corporation as of Decenber , 1999.


                                                        Josef Laupper, Secretary

(SEAL)

                                OPTION AGREEMENT

The undersigned hereby grants______________________(pursuant to the SWISSRAY International, Inc. 2000 Non-Statutory Stock Option Plan dated October 15, 1999 attached hereto) an option to purchase shares of SWISSRAY International, Inc.

(the "Corporation").

OPTION PERIOD. this option shall be for a period of _____ years from the date of this Option Agreement ("Option Period").

Option price. The option price shall be $ per share for an aggregate of $ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________, 2000

                                                   SWISSRAY INTERNATIONAL, INC.

                                               By:  Ruedi G. Laupper,  President

                                                    ----------------------------
                                               By:  Josef Laupper, Secretary

                                                    ----------------------------

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

                                   OF SWISSRAY International, Inc.

                      ------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     WE, THE UNDERSIGNED, Ruedi G. Laupper and Josef Laupper, being respectively the president and the secretary of SWISSRAY International, Inc. hereby certify:

         19. The name of the corporation is SWISSRAY International, Inc.

         2. The certificate of incorporation of said corporation was filed with the Department of State on the 2nd day of January. 1968 under the name CGS Units Incorporated.

         3. That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

                  Article 4 of the Certificate of Incorporation is amended to add 50,000,000 shares of Common Stock, $.01 par value, and shall read as follows:

                  "4. The total number of shares authorized which the corporation shall have authority to issue is 101,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights and 1,000,000 shares shall be Preferred Stock, par value $.01 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         4. The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at the Annual Meeting of Shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of June, 2000.

                                                     ---------------------------
                                                     Ruedi G. Laupper, President

                                                     ---------------------------
                                                     Josef Laupper, Secretary